American Funds International Vantage FundSM
Investment portfolio
January 31, 2021
unaudited
Common stocks 86.27% Information technology 16.23%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	346,613	$42,119
Keyence Corp.[1]	64,220	34,547
ASML Holding NV1	56,961	30,327
Hamamatsu Photonics KK1	368,100	21,257
SAP SE1	135,230	17,215
STMicroelectronics NV1	264,240	10,653
OBIC Co., Ltd.[1]	49,600	9,284
Murata Manufacturing Co., Ltd.[1]	62,200	5,991
Tokyo Electron Ltd.[1]	15,000	5,721
NetEase, Inc.[1]	189,900	4,353
Atlassian Corp. PLC, Class A2	17,208	3,977
Dye & Durham Ltd.	108,462	3,435
Amadeus IT Group SA, Class A, non-registered shares[1,2]	34,725	2,198
FleetCor Technologies, Inc.[2]	9,050	2,197
		193,274
Health care 12.10%
AstraZeneca PLC[1]	252,128	25,741
Novo Nordisk A/S, Class B1	355,648	24,737
Genmab A/S1,2	39,577	15,778
BeiGene, Ltd. (ADR)[2]	37,100	11,872
Shionogi & Co., Ltd.[1]	197,100	10,724
Straumann Holding AG1	7,709	8,555
Terumo Corp.[1]	198,000	7,745
HOYA Corp.[1]	57,500	7,353
Galapagos NV1,2	63,112	6,592
Koninklijke Philips NV (EUR denominated)[1,2]	114,322	6,231
Hutchison China MediTech Ltd. (ADR)[2]	180,700	5,766
Daiichi Sankyo Company, Ltd.[1]	169,200	5,452
Grifols, SA, Class A, non-registered shares[1]	125,445	3,699
Roche Holding AG, nonvoting, non-registered shares[1]	7,598	2,619
Asahi Intecc Co., Ltd.[1]	38,600	1,271
		144,135
Industrials 11.89%
Safran SA1,2	158,308	19,964
ABB Ltd.[1]	624,790	18,440
SMC Corp.[1]	26,500	16,084
Airbus SE, non-registered shares[1,2]	128,067	12,902
RELX PLC[1]	464,000	11,510
Canadian National Railway Company (CAD denominated)	52,261	5,293
Canadian National Railway Company	43,900	4,442
Nidec Corp.[1]	71,900	9,549
DSV Panalpina A/S1	58,585	9,137
TFI International Inc. (CAD denominated)	113,762	7,557
DKSH Holding AG1	80,890	6,500
Jardine Matheson Holdings Ltd.[1]	102,100	5,915
American Funds International Vantage Fund — Page 1 of 6

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
MTU Aero Engines AG1	24,209	$5,645
Recruit Holdings Co., Ltd.[1]	76,200	3,320
ASSA ABLOY AB, Class B1	119,210	2,951
Daikin Industries, Ltd.[1]	11,200	2,384
		141,593
Consumer staples 11.02%
Nestlé SA1	165,494	18,540
Carlsberg A/S, Class B1	119,531	17,522
L’Oréal SA, non-registered shares[1]	45,448	15,930
British American Tobacco PLC[1]	412,237	15,004
Reckitt Benckiser Group PLC[1]	168,014	14,268
Uni-Charm Corp.[1]	295,300	13,209
Anheuser-Busch InBev SA/NV1	177,641	11,156
Diageo PLC[1]	214,245	8,646
Pernod Ricard SA1	36,884	6,961
Unilever PLC (GBP denominated)[1]	55,100	3,212
Associated British Foods PLC[1,2]	102,000	2,956
Danone SA1	35,800	2,385
Shiseido Company, Ltd.[1]	21,200	1,391
		131,180
Financials 10.48%
AIA Group Ltd.[1]	2,361,700	28,937
London Stock Exchange Group PLC[1]	228,146	27,129
Hong Kong Exchanges and Clearing Ltd.[1]	217,300	13,959
DBS Group Holdings Ltd.[1]	500,500	9,410
DNB ASA[1,2]	406,867	7,942
Banco Bilbao Vizcaya Argentaria, SA1	1,742,286	7,935
HDFC Bank Ltd. (ADR)[2]	81,300	5,862
Euronext NV1	51,675	5,567
Deutsche Boerse AG1	26,333	4,245
Aon PLC, Class A	20,100	4,082
BNP Paribas SA1,2	70,890	3,414
Partners Group Holding AG1	2,627	3,107
Erste Group Bank AG1,2	55,953	1,706
ING Groep NV1,2	173,072	1,537
		124,832
Consumer discretionary 9.53%
Kering SA1	30,613	20,089
EssilorLuxottica[1]	114,906	16,296
MercadoLibre, Inc.[2]	8,000	14,236
LVMH Moët Hennessy-Louis Vuitton SE1	17,422	10,519
Hermès International[1]	9,549	9,753
Industria de Diseño Textil, SA1	318,606	9,453
Cie. Financière Richemont SA, Class A1	86,794	8,064
B&M European Value Retail SA1	787,503	5,771
adidas AG1,2	17,063	5,424
Suzuki Motor Corp.[1]	107,400	4,853
Nitori Holdings Co., Ltd.[1]	23,500	4,656
Flutter Entertainment PLC (EUR denominated)[1]	14,577	2,707
Prosus NV (ADR)	73,050	1,712
		113,533
American Funds International Vantage Fund — Page 2 of 6

unaudited
Common stocks (continued) Communication services 5.03%	Shares	Value (000)
Tencent Holdings Ltd.[1]	229,500	$20,091
SoftBank Group Corp.[1]	164,400	12,666
Adevinta ASA[1,2]	457,044	6,779
Nippon Telegraph and Telephone Corp.[1]	263,000	6,556
Koninklijke KPN NV1	1,308,074	4,087
China Tower Corp. Ltd., Class H1	26,880,000	3,906
América Móvil, SAB de CV, Series L (ADR)	219,100	2,894
Nordic Entertainment Group AB, Class B1,2	54,970	2,868
		59,847
Materials 4.85%
Shin-Etsu Chemical Co., Ltd.[1]	101,500	17,676
Givaudan SA1	2,991	12,072
Kansai Paint Co., Ltd.[1]	259,520	7,671
Asahi Kasei Corp.[1]	628,500	7,044
Air Liquide SA, non-registered shares[1]	34,928	5,708
Rio Tinto PLC[1]	52,490	4,011
Vale SA, ordinary nominative (ADR)	223,400	3,608
		57,790
Utilities 3.92%
Enel SpA[1]	2,293,198	22,771
Iberdrola, SA, non-registered shares[1]	1,016,347	13,783
Engie SA1,2	433,704	6,737
Ørsted AS1	17,663	3,338
		46,629
Energy 0.84%
Total SE1	193,968	8,189
Galp Energia, SGPS, SA, Class B1	186,779	1,866
		10,055
Real estate 0.38%
Link Real Estate Investment Trust REIT[1]	510,331	4,498
Total common stocks (cost: $586,863,000)		1,027,366
Preferred securities 1.10% Health care 0.99%
Sartorius AG, nonvoting preferred, non-registered shares[1]	16,786	8,368
Grifols, SA, Class B, nonvoting preferred, non-registered shares[1]	192,880	3,417
		11,785
Information technology 0.11%
Samsung Electronics Co., Ltd., preferred shares (GDR)[1]	802	1,316
Total preferred securities (cost: $6,297,000)		13,101
Rights & warrants 0.01% Consumer discretionary 0.01%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[2]	173,588	57
Total rights & warrants (cost: $0)		57
American Funds International Vantage Fund — Page 3 of 6

unaudited
Short-term securities 12.73% Money market investments 12.73%	Shares	Value (000)
Capital Group Central Cash Fund 0.11%[3,4]	1,515,790	$151,594
Total short-term securities (cost: $151,582,000)		151,594
Total investment securities 100.11% (cost: $744,742,000)		1,192,118
Other assets less liabilities (0.11)%		(1,258)
Net assets 100.00%		$1,190,860
Investments in affiliates4

	Value of affiliate at 11/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 1/31/2021 (000)	Dividend income (000)
Short-term securities 12.73%
Money market investments 12.73%
Capital Group Central Cash Fund 0.11%[3]	$103,795	$126,937	$79,138	$—[5]	$—[5]	$151,594	$34
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $921,415,000, which represented 77.37% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 1/31/2021.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[5]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
American Funds International Vantage Fund — Page 4 of 6

unaudited
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market
American Funds International Vantage Fund — Page 5 of 6

unaudited
participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of January 31, 2021 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$51,728	$141,546	$—	$193,274
Health care	17,638	126,497	—	144,135
Industrials	17,292	124,301	—	141,593
Consumer staples	—	131,180	—	131,180
Financials	9,944	114,888	—	124,832
Consumer discretionary	15,948	97,585	—	113,533
Communication services	2,894	56,953	—	59,847
Materials	3,608	54,182	—	57,790
Utilities	—	46,629	—	46,629
Energy	—	10,055	—	10,055
Real estate	—	4,498	—	4,498
Preferred securities	—	13,101	—	13,101
Rights & warrants	57	—	—	57
Short-term securities	151,594	—	—	151,594
Total	$270,703	$921,415	$—	$1,192,118
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
EUR = Euros
GBP = British pounds
GDR = Global Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2021 Capital Group. All rights reserved.
MFGEFP1-123-0321-S77994	American Funds International Vantage Fund — Page 6 of 6